 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

		Page
Item 1.01	Entry into a Material Definitive Agreement	3

Item 9.01	(d) Exhibits	8

2

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by CareView Communications, Inc. (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2018, the Company, CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”), CareView Operations, L.L.C., a Texas limited liability company and a wholly owned subsidiary of the Borrower (the “Subsidiary Guarantor”), and PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.), in its capacity as administrative agent and lender (the “Lender”) under the Credit Agreement (the “Credit Agreement”) dated as of June 26, 2015, as amended, by and among the Company, the Borrower and the Lender, entered into a Modification Agreement on February 2, 2018, effective as of December 28, 2017 (the “Modification Agreement”), with respect to the Credit Agreement in order to modify certain provisions of the Credit Agreement and Loan Documents (as defined in the Credit Agreement) to prevent an Event of Default (as defined in the Credit Agreement) from occurring.

Under the Modification Agreement, the parties agreed that (i) the Borrower would not make the principal payment due under the Credit Agreement on December 31, 2017 until the end of the Modification Period (as defined below), (ii) the Borrower would not pay the principal installments due at the end of each calendar quarter during the Modification Period and (iii) because the Borrower’s Liquidity (as defined in the Credit Agreement) was anticipated to fall below $3,250,000, the Liquidity required during the Modification Period would be lowered to $2,500,000 (collectively, the “Covered Events”). The Lender agreed that the occurrence and continuance of any of the Covered Events will not constitute Events of Default for a period (the “Modification Period”) from December 28, 2017 through the earliest to occur of (a) any Event of Default under any Loan Documents that does not constitute a Covered Event, (b) any event of default under the Modification Agreement, (c) the Lender’s election, in its sole discretion, to terminate the Modification Period on May 31, 2018 or September 30, 2018 (with each such date permitted to be extended by the Lender in its sole discretion) by delivering a written notice to the Borrower on or prior to such date, or (d) December 31, 2018.

In consideration of the Lender’s entry into the Modification Agreement, the Company and the Borrower agreed, among other things, that the Borrower would obtain (i) at least $2,250,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt (each such term as defined in the Credit Agreement) on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,250,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on February 26, 2018, the Company, the Borrower and the Lender entered into a Second Amendment to Credit Agreement (the “Credit Agreement Amendment”) on February 23, 2018, pursuant to which, among other things, the parties agreed to amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,050,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on June 4, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Amendment to Modification Agreement (the “First Modification Agreement Amendment”) on May 31, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and September 30, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to June 15, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

3

As previously reported in our Current Report on Form 8-K filed with the SEC on June 15, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Second Amendment to Modification Agreement (the “Second Modification Agreement Amendment”) on June 14, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 3, 2018 (rather than June 15, 2018) and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on July 5, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Third Amendment to Modification Agreement (the “Third Modification Agreement Amendment”) on June 28, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 (rather than July 3, 2018) and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on September 5, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fourth Amendment to Modification Agreement (the “Fourth Modification Agreement Amendment”) on August 31, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to September 30, 2018 (rather than August 31, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on October 4, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fifth Amendment to Modification Agreement (the “Fifth Modification Agreement Amendment”) on September 28, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 12, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to November 12, 2018 (rather than September 30, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Liquidity required during the Modification Period would be lowered to $1,825,000 from $2,500,000.

4

As previously reported in our Current Report on Form 8-K filed with the SEC on November 16, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Sixth Amendment to Modification Agreement (the “Sixth Modification Agreement Amendment”) on November 12, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 19, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to November 19, 2018 (rather than November 12, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on November 21, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Seventh Amendment to Modification Agreement (the “Seventh Modification Agreement Amendment”) on November 19, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and December 3, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to December 3, 2018 (rather than November 19, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on December 6, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Eighth Amendment to Modification Agreement (the “Eighth Modification Agreement Amendment”) on December 3, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and December 17, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to December 17, 2018 (rather than December 3, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Liquidity required during the Modification Period would be lowered to $1,525,000 from $1,825,000.

As previously reported in our Current Report on Form 8-K filed with the SEC on December 21, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Ninth Amendment to Modification Agreement (the “Ninth Modification Agreement Amendment”) on December 17, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and January 31, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to January 31, 2019 (rather than December 17, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); that the Liquidity required during the Modification Period would be lowered to $750,000 from $1,525,000; and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until January 31, 2019 (the end of the extended Modification Period) and that such deferral would be an additional Covered Event.

5

As previously reported in our Current Report on Form 8-K filed with the SEC on February 5, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Tenth Amendment to Modification Agreement (the “Tenth Modification Agreement Amendment”) on January 31, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and February 28, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 28, 2019 (rather than January 31, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until February 28, 2019 (the end of the extended Modification Period) and that such deferral would be a Covered Event.

As previously reported in our Current Report on Form 8-K filed with the SEC on March 4, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Eleventh Amendment to Modification Agreement (the “Eleventh Modification Agreement Amendment”) on February 28, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and March 31, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to March 31, 2019 (rather than February 28, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until March 31, 2019 (the end of the extended Modification Period) and that such deferral would be a Covered Event.

As previously reported in our Current Report on Form 8-K filed with the SEC on April 2, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Twelfth Amendment to Modification Agreement (the “Twelfth Modification Agreement Amendment”) on March 29, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and April 30, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to April 30, 2019 (rather than March 31, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018 and on March 31, 2019 would be deferred until April 30, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event. The parties also agreed that any breaches by the Company or the Borrower of the minimum cash balance requirement formerly set forth in the HealthCor Note and Warrant Purchase Agreement, as amended, that occurred on or prior to March 27, 2019 would be permanently waived and would not constitute Events of Default under a Loan Document so long as such breaches had been waived under the HealthCor Note and Warrant Purchase Agreement, as amended, and as such, that any such breaches would be a Covered Event.

As previously reported in our Current Report on Form 8-K filed with the SEC on April 15, 2019, the Company, the Borrower and the Lender entered into a Fourth Amendment to Credit Agreement (the “Fourth Credit Agreement Amendment”) on April 9, 2019, and in connection with the Fourth Credit Agreement Amendment, the Borrower executed an Amended and Restated Tranche One Term Note in the principal amount of $20,000,000 to the Lender (the “Amended Tranche One Term Note”), pursuant to which the parties agreed, among other things, to amend the note from registered to unregistered form.

6

As previously reported in our Current Report on Form 8-K filed with the SEC on May 1, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Thirteenth Amendment to Modification Agreement (the “Thirteenth Modification Agreement Amendment”) on April 29, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and May 15, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 15, 2019 (rather than April 30, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018 and on March 31, 2019 would be deferred until May 15, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

As previously reported in our Current Report on Form 8-K filed with the SEC on May 20, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fourteenth Amendment to Modification Agreement (the “Fourteenth Modification Agreement Amendment”) on May 15, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and September 30, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $1,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $250,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 15, 2019 (resulting in aggregate net cash proceeds of at least $3,300,000); that the Liquidity required during the Modification Period would be lowered to $0 from $750,000; and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019 and June 30, 2019 would be deferred until September 30, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

On September 30, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fifteenth Amendment to Modification Agreement (the “Fifteenth Modification Agreement Amendment”), pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 30, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019, June 30, 2019, and September 30, 2019 would be deferred until November 30, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

The foregoing descriptions of the Credit Agreement, the Modification Agreement, the Credit Agreement Amendment, the Fourth Credit Agreement Amendment, the Amended Tranche One Term Note, the First Modification Agreement Amendment, the Second Modification Agreement Amendment, the Third Modification Agreement Amendment, the Fourth Modification Agreement Amendment, the Fifth Modification Agreement Amendment, the Sixth Modification Agreement Amendment, the Seventh Modification Agreement Amendment, the Eighth Modification Agreement Amendment, the Ninth Modification Agreement Amendment, the Tenth Modification Agreement Amendment, the Eleventh Modification Agreement Amendment, the Twelfth Modification Agreement Amendment, the Thirteenth Modification Amendment, the Fourteenth Modification Amendment and the Fifteenth Modification Amendment are qualified, in their entirety, by reference to each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

7

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.01	06/26/15	Credit Agreement between the Company and PDL BioPharma, Inc.(1)
10.02	10/07/15	First Amendment to Credit Agreement between the Company and PDL BioPharma, Inc.(2)
10.03	02/02/18	Modification Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(3)
10.04	02/23/18	Second Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(4)
10.05	05/31/18	Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(5)
10.06	06/14/18	Second Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(6)
10.07	06/28/18	Third Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(7)
10.08	07/13/18	Third Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(8)
10.09	08/31/18	Fourth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(9)
10.10	09/28/18	Fifth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(10)
10.11	11/12/18	Sixth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(11)
10.12	11/19/18	Seventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(12)
10.13	12/03/18	Eighth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(13)
10.14	12/17/18	Ninth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(14)
10.15	01/31/19	Tenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(15)
10.16	02/28/19	Eleventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(16)
10.17	03/29/19	Twelfth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(17)

8

10.18	04/09/19	Fourth Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(18)
10.19	04/09/19	Amended and Restated Tranche One Term Note in the principal amount of $20 million issued to PDL BioPharma, Inc.(18)
10.20	04/29/19	Thirteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(19)
10.21	05/15/2019	Fourteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(20)
10.22	09/30/2019	Fifteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(*)

(1)	Filed with the Current Report on Form 8-K filed with the SEC on June 30, 2015.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on October 13, 2015.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2018.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on February 26, 2018.
(5)	Filed with the Current Report on Form 8-K filed with the SEC on June 4, 2018.
(6)	Filed with the Current Report on Form 8-K filed with the SEC on June 15, 2018.
(7)	Filed with the Current Report on Form 8-K filed with the SEC on July 5, 2018.
(8)	Filed with the Current Report on Form 8-K filed with the SEC on July 16, 2018.
(9)	Filed with the Current Report on Form 8-K filed with the SEC on September 5, 2018.
(10)	Filed with the Current Report on Form 8-K filed with the SEC on October 4, 2018.
(11)	Filed with the Current Report on Form 8-K filed with the SEC on November 16, 2018.
(12)	Filed with the Current Report on Form 8-K filed with the SEC on November 21, 2018.
(13)	Filed with the Current Report on Form 8-K filed with the SEC on December 6, 2018.
(14)	Filed with the Current Report on Form 8-K filed with the SEC on December 21, 2018.
(15)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2019.
(16)	Filed with the Current Report on Form 8-K filed with the SEC on March 4, 2019.
(17)	Filed with the Annual Report on Form 10-K filed with the SEC on March 29, 2019.
(18)	Filed with the Current Report on Form 8-K filed with the SEC on April 15, 2019.
(19)	Filed with the Current Report on Form 8-K filed with the SEC on May 01, 2019.
(20)	Filed with the Current Report on Form 8-K filed with the SEC on May 20, 2019.

*	Filed herewith.

9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2019	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson
Chief Executive Officer